---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                 Patriot Premium

                                 Dividend Fund I


                                 MARCH 31, 2000

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                ------------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                             Bankers Trust Company
                                4 Albany Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: PDF
                           For shareholder assistance
                                refer to page 14
                 -----------------------------------------------

==================================CEO CORNER====================================

DEAR FELLOW SHAREHOLDERS:


Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down by 25% in a month, while Old Economy blue-chip stocks began to make a comeback.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak. Money-market fund investors benefited each time the Federal Reserve raised short-term rates, which it did five times in the last year to try to rein in the economy.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, several things are clear: More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                             Premium Dividend Fund I

                Utility stocks rebound while preferreds languish
                ------------------------------------------------

Emerging from the very dim months of late 1999, utility common stocks brightened considerably in the first quarter of 2000. At the beginning of the period last October, investors worried that the Federal Reserve would raise interest rates as the stronger-than-expected economy fanned fears of inflation. Utility stock prices tend to be quite sensitive to interest-rate movements, falling when interest rates rise because they pay fixed incomes in the form of dividends. On another front, utility commons unsuccessfully battled an unprecedented deluge of "tax-loss selling." Simply put, investors were dumping 1999's poorest performers at a loss to offset capital gains incurred elsewhere in their portfolios. Perhaps more damaging was the fact that utility stocks failed to gain the attention of investors, who were almost exclusively focused on high-flying telecommunications, media and technology stocks.

         February and March brought much better news for utility stocks. First, year-end tax-loss selling ended. Another pivotal event occurred when the U.S. Treasury started to buy back some of its long-maturity outstanding debt. The ensuing decline in 30-year Treasury bond yields helped perk up interest-rate-driven utility stocks. Additionally, U.K.-based PowerGen announced its intention to purchase LG&E Energy, and National Grid closed on its acquisition of New England Electric Systems. These transactions signaled the potential beginnings of another round of utility mergers and acquisitions. Finally, the technology sector suffered a significant sell-off in March, with some bargain-hunting investors seeking harbor in

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Premium Dividend Fund I. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks, on the other hand, remained dreary throughout the past six months..."

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


"...we remained intensely focused on adding utility common stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 3%, Industrials 9%, Financials 17%, Utility Common Stock 34% and Utility Preferred Stock 37%. A note below the chart reads "As a percentage of net assets on March 31, 2000."]
--------------------------------------------------------------------------------

utility stocks. In March alone, the Dow Jones Utility Average rose 4.17%.

         Preferred stocks, on the other hand, remained dreary throughout the past six months, troubled by year-end tax-loss selling, interest-rate jitters and most important, perhaps, lack of demand. But unlike utility commons, demand for preferred stocks also remained weak in the first three months of 2000, causing their prices to tread water. In the wake of inflationary worries, investors shunned virtually all fixed-income investments, with the sole exception of long-term Treasuries.

Performance review

The recent strong performance of many of our utility common stocks - which made up roughly one-third of John Hancock Patriot Premium Dividend Fund I - was the main reason the Fund outpaced its peers and the Dow Jones Utility

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Avista followed by an up arrow with the phrase "Fuel cell biz causes buzz." The second listing is LG&E Energy followed by an up arrow with the phrase "Acquisition target." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Average. For the six months ended March 31, 2000, the Fund returned 2.17% at net asset value. By comparison, the average income and preferred stock closed-end fund returned -0.77%, according to Lipper, Inc. Additionally, the Fund beat the Dow Jones Utility Average, which returned -0.04%.

         Our best performers during the period were the stocks of companies that were being acquired. Our holdings in LG&E Energy got a significant boost when it was announced that the company would be acquired by U.K.-based PowerGen, while our holdings in New England Electric Systems were bought out at a nice price when its long-awaited acquisition by National Grid was consummated.

         Other good performers included Avista, formerly known as Washington Water Power. It rose in response to its successful Internet business. In addition, the company is a leader in fuel cells, which produce low-cost electricity without pollution and are generating a lot of excitement. More recently, the company announced that it would convert its outstanding preferred stock to common stock by the end of March, which it did. In contrast, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security business. The company's credit rating was downgraded in response.

         Although most of our preferreds were flat to down, one very bright spot was Shaw Communications, which was upgraded to investment-grade status during the period. The higher rating came in recognition of the strength of Shaw's fiber- optic, broadband and Internet businesses.

Growing biz lines = opportunities

During the past six months, we remained intensely focused on adding utility common stocks, because

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended March 31, 2000." The chart is scaled in increments of 1% with -1% at the bottom and 3% at the top. The first bar represents the 2.17% total return for John Hancock Patriot Premium Dividend Fund I. The second bar represents the -0.77% total return for Average income and preferred stock closed-end fund. The third bar represents the -0.04% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

they were cheap relative to their historic value and offered attractive yields. We continued to place an emphasis on utilities such as Avista and DTE Energy with fast-growing, non-regulated businesses such as fuel cells. Other utilities that held our attention were those pursuing high-growth fiber-optic and broadband businesses as a way to boost their earnings, such as NSTAR, Potomac Electric Power, Montana Power, CMP Group and Kansas City Power and Light. We also favored Alliant Energy, due to its large holdings in a competitive local exchange carrier that has been grabbing small-company phone business away from bigger competitors. We also occasionally looked for utility stocks that offered the potential for strong returns resulting from a takeover or merger.

Financials

Anticipated merger and acquisition activity and relatively high yields were the main reasons we continued to hold on to some preferreds in the financial sector, namely Lehman Brothers and Bear Stearns. With the repeal of the Glass-Steagall Act,which once prevented banks, insurers and securities brokers from merging, we believe the stage is set for many of our financial services holdings to be merged into, or acquired by, higher-rated entities.

Outlook

The preferred-stock market suffered from an overabundance of supply and weak demand in 1999, a situation we don't believe will correct itself until interest rates stabilize. On that front, our view is that the Federal Reserve may be nearing the end of its tightening activities. That view is based on the fact that we're beginning to see some evidence, although it's very subtle at this point, that the economy could be slowing. New-home sales have leveled off, existing-home sales have declined, auto sales have flattened and consumer confidence has declined. To the extent that investors recognize the value that preferred stocks now offer relative to U.S. Treasury securities, preferreds will benefit.

         As for utility common stocks, we're much more optimistic. We anticipate continued consolidation in the utility industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer non-regulated services like broadband and fiber optics. We believe that investors may find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"We anticipate continued consolidation in the utility industry..."

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Premium Dividend Fund I


The Statement of Assets and Liabilities is the Fund's balance sheet on March 31, 2000. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $145,566,902) .....................    $136,949,978
  Common stocks (cost - $61,633,940) .........................      73,509,857
  Short-term investments (cost - $2,300,106) .................       2,300,106
                                                               ---------------
                                                                   212,759,941
 Receivable for investments sold .............................       2,352,061
 Dividends receivable ........................................         753,977
 Other assets ................................................          33,302
                                                               ---------------
                           Total Assets ......................     215,899,281
                           ---------------------------------------------------
Liabilities:
 Payable for investments purchased ...........................       1,362,203
 DARTS dividend payable ......................................          44,240
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         256,422
 Accounts payable and accrued expenses .......................          31,494
                                                               ---------------
                           Total Liabilities .................       1,694,359
                           ---------------------------------------------------

Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series A (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 685 shares issued, liquidation preference
  of $100,000 per share - Note A .............................      68,500,000
                                                               ---------------
 Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 14,979,601 shares
  issued and outstanding .....................................     140,817,977
 Accumulated net realized gain on investments ................       1,951,355
 Net unrealized appreciation of investments ..................       3,261,185
 Distributions in excess of net investment income ............        (325,595)
                                                               ---------------
                           Net Assets Applicable to
                           Common Shares ($9.73 per
                           share based on 14,979,601
                           shares outstanding) ...............     145,704,922
                                                               ---------------
                           Net Assets ........................    $214,204,922
                           ===================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains and losses for the period stated.

Statement of Operations
Six months ended March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends ...................................................      $7,631,632
 Interest ....................................................          44,847
                                                               ---------------
                                                                     7,676,479
                                                               ---------------
 Expenses:
  Investment management fee - Note B .........................         909,081
  Administration fee - Note B ................................         105,051
  DARTS and auction fees .....................................          97,785
  Transfer agent fee .........................................          30,891
  Custodian fee ..............................................          30,474
  Printing and postage .......................................          26,085
  Auditing fee ...............................................          25,587
  Miscellaneous ..............................................          20,976
  Trustees' fees .............................................           4,461
  Legal fees .................................................           1,251
                                                               ---------------
                           Total Expenses ....................       1,251,642
                           ---------------------------------------------------
                           Net Investment Income .............       6,424,837
                           ---------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .......................       2,191,308
 Change in net unrealized appreciation/depreciation
  of investments .............................................      (4,923,328)
                                                               ---------------
                           Net Realized and Unrealized
                           Loss on Investments ...............      (2,732,020)
                           ---------------------------------------------------
                           Net Increase in Net Assets
                           Resulting from Operations .........       3,692,817
                           ===================================================
                           Distribution to DARTS
                           Shareholders ......................      (1,512,323)
                           ---------------------------------------------------
                           Net Increase in Net Assets
                           Applicable to Common
                           Shareholders Resulting from
                           Operations Less DARTS
                           Distributions .....................      $2,180,494
                           ===================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Premium Dividend Fund I


Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                                   SIX MONTHS ENDED
                                                                                                  YEAR ENDED        MARCH 31, 2000
                                                                                             SEPTEMBER 30, 1999      (UNAUDITED)
                                                                                             -------------------  -----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .....................................................................     $12,470,665          $6,424,837
 Net realized gain on investments sold .....................................................         555,291           2,191,308
 Change in net unrealized appreciation/(depreciation) of investments .......................     (14,208,639)         (4,923,328)
                                                                                             ---------------      --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ..........................      (1,182,683)          3,692,817
                                                                                             ---------------      --------------
Distributions to Shareholders:
 DARTS ($3,912 and $2,208 per share, respectively) - Note A ................................      (2,679,551)         (1,512,323)
 Common Shares - Note A
  Dividends from net investment income ($0.6537 and $0.3240 per share, respectively) .......      (9,791,114)         (4,852,851)
  Distributions in excess of net investment income ($0.0330 and none per share, respectively)       (494,459)             -
                                                                                             ---------------      --------------
   Total Distributions to Shareholders .....................................................     (12,965,124)         (6,365,174)
                                                                                             ---------------      --------------
Net Assets:
 Beginning of period .......................................................................     231,025,086         216,877,279
                                                                                             ---------------      --------------
 End of period (including distributions in excess of net investment income of
  $385,258 and $325,595, respectively) .....................................................    $216,877,279        $214,204,922
                                                                                             ===============      ==============

Analysis of Common Shareholder Transactions:

                                                                                                         SIX MONTHS ENDED
                                                                        YEAR ENDED                        MARCH 31, 2000
                                                                   SEPTEMBER 30, 1999                       (UNAUDITED)
                                                                ---------------------------      -------------------------------
                                                                   SHARES         AMOUNT            SHARES             AMOUNT
                                                                ------------    -----------      -----------        ------------
 Shares outstanding, beginning of period ......................  14,979,601    $140,700,663       14,979,601        $140,817,977
 Reclassification of net realized long-term gains retained on investments sold
 (net of federal income taxes of $63,731 and none,
  respectively) - Note A ......................................     -               118,358            -                  -
 Reclassification of capital accounts .........................     -                (1,044)           -                  -
                                                               ------------   -------------     ------------      --------------
 Shares outstanding, end of period ............................  14,979,601    $140,817,977       14,979,601        $140,817,977
                                                               ============   =============     ============      ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital accounts and the number of Common
Shares outstanding at the end of the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7


=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Premium Dividend Fund I


Financial Highlights

Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,                 SIX MONTHS ENDED
                                                        -----------------------------------------------------    MARCH 31, 2000
                                                           1995      1996       1997       1998       1999         (UNAUDITED)
                                                        ---------- ---------  ---------  ---------- ----------   ----------------

COMMON SHARES
Per Share Operating Performance
 Net Asset Value, Beginning of Period..................    $7.93     $9.17      $9.02      $9.88      $10.85          $9.91
                                                       ---------  --------  ---------   --------   ---------     ----------
 Net Investment Income (6) ............................     0.95      0.94       0.98       0.87        0.83           0.43
 Net Realized and Unrealized Gain (Loss) on Investments     1.30     (0.10)      0.82       0.99       (0.90)         (0.19)
                                                       ---------  --------  ---------   --------   ---------     ----------
  Total from Investment Operations ....................     2.25      0.84       1.80       1.86       (0.07)          0.24
                                                       ---------  --------  ---------   --------   ---------     ----------
 Less Distributions:
 Dividends to DARTS Shareholders ......................    (0.21)    (0.19)     (0.19)     (0.19)      (0.18)         (0.10)
 Dividends from Accumulated Net Investment Income to
  Common Shareholders .................................    (0.80)    (0.74)     (0.75)     (0.70)      (0.66)         (0.32)
 Distributions in Excess of Accumulated Net Investment
  Income to Common Shareholders .......................       -      (0.06)        -       (0.00)(5)   (0.03)            -
                                                       ---------  --------  ---------   --------    ---------    ----------
  Total Distributions .................................    (1.01)    (0.99)     (0.94)     (0.89)      (0.87)         (0.42)
                                                       ---------  --------  ---------   --------    --------     ----------
 Net Asset Value, End of Period .......................    $9.17     $9.02      $9.88     $10.85       $9.91          $9.73
                                                       =========  ========  =========   ========    ========     ==========
 Per Share Market Value, End of Period ................   $9.000    $9.125     $9.375    $10.188      $8.813         $8.000
 Total Investment Return at Market Value ..............   23.68%    10.58%     11.35%     16.57%      (7.01%)        (5.53%)(6)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period
  (000s omitted) ...................................... $135,939  $133,925   $148,008   $162,525    $148,377       $145,705
 Ratio of Expenses to Average Net Assets (1) ..........    2.06%     1.87%      1.87%      1.65%       1.66%          1.77%(7)
 Ratio of Net Investment Income to Average Net Assets (2) 11.33%    10.12%     10.35%      8.26%       7.92%          9.07%(7)
 Portfolio Turnover Rate ..............................      74%       57%        56%        32%         18%            13%

Senior Securities
 Total DARTS Outstanding (000s omitted) ...............  $68,500   $68,500    $68,500    $68,500     $68,500        $68,500
 Asset Coverage per Unit (3) .......................... $290,238  $294,044   $308,832   $330,525    $323,124       $295,032
 Involuntary Liquidation Preference per Unit (4) ...... $100,000  $100,000   $100,000   $100,000    $100,000       $100,000
 Approximate Market Value per Unit (4) ................ $100,000  $100,000   $100,000   $100,000    $100,000       $100,000


(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.32%, 1.24%, 1.26%, 1.15%, 1.15% and 1.19%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares.
    Without the exclusion of preferred shares, the ratio of net investment income would have been 7.29%, 6.75%, 6.97%. 5.75%, 5.52% and 6.12%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets, and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act
    Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Less than $0.01 per share.
(6) Not annualized.
(7) Annualized. The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8


=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Premium Dividend Fund I


Schedule of Investments
March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Premium Dividend Fund I on March 31, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      ------

PREFERRED STOCKS
Agricultural Operations (1.32%)
 Ocean Spray Cranberries, Inc.,
 6.25% (R).....................................       35,000         $2,826,250
                                                                     ----------
Automobile / Trucks (1.91%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ....................      160,000          4,080,000
                                                                     ----------
Banks - Foreign (2.02%)
 Australia and New Zealand Banking Group
  Ltd., 9.125% (Australia) ....................      173,000          4,325,000
                                                                     ----------
Banks - United States (3.59%)
 Chase Manhattan Corp., 10.84%, Ser C .........      107,075          2,897,717
 HSBC USA, Inc., $2.8575 ......................       20,000            790,000
 J.P. Morgan & Co., Inc., 6.625%,
  Depositary Shares, Ser H ....................       80,000          3,990,000
                                                                     ----------
                                                                      7,677,717
                                                                     ----------
Broker Services (6.09%)
 Bear Stearns Cos., Inc., 5.49%, Ser G ........       64,500          2,390,531
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ....................      123,700          4,453,200
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C .......................................       68,000          2,856,000
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ....................       90,000          2,570,625
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ...........................       15,000            778,125
                                                                     ----------
                                                                     13,048,481
                                                                     ----------
Diversified Operations (0.42%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ............................       35,420            907,637
                                                                     ----------


                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      ------

Finance (2.53%)
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ....................      175,000         $4,550,000
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract .............       34,200            867,825
                                                                     ----------
                                                                      5,417,825
                                                                     ----------
Leasing Companies (1.06%)
 AMERCO, 8.50%, Ser A .........................       90,000          2,272,500
                                                                     ----------
Media (0.86%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) ..............................       89,453          1,844,968
                                                                     ----------
Oil & Gas (7.55%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ...........................       45,278          3,393,586
 Coastal Finance I, 8.375% ....................      190,000          4,251,250
 Devon Energy Corp., 6.49%, Ser A .............       50,000          4,219,600
 Lasmo America Ltd., 8.15%  (R) ...............       40,000          4,320,000
                                                                     ----------
                                                                     16,184,436
                                                                     ----------
Utilities (36.58%)
 Alabama Power Co., 5.20% .....................      225,000          4,640,625
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ....................................       34,000          3,476,500
 Boston Edison Co., 4.25% .....................       39,643          2,517,331
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .......................................      182,000          9,361,625
 Florida Power & Light Co., 6.75%, Ser U ......       42,000          4,179,000
 FPC Capital I, 7.10%, Ser A ..................       40,000            800,000
 Hawaiian Electric Industries Capital Trust I,
  8.36% .......................................      100,000          2,225,000
 Idaho Power Co., 7.07% .......................       13,000          1,306,240
 MCN Michigan, L.P., 9.375%, Ser A ............      211,700          5,027,875
 Massachusetts Electric Co., 6.99% ............       13,500          1,383,750
 Monongahela Power Co., 7.73%, Ser L ..........       34,500          3,574,994
 Montana Power Capital I, 8.45%, Ser A ........       40,000            960,000
 Montana Power Co., $6.875 ....................       22,500          2,291,445
 PSI Energy, Inc., 6.875% .....................       37,000          3,737,000
 Public Service Electric & Gas Co.,
  6.92% .......................................       25,800          2,626,879
 Puget Sound Energy, Inc., 7.45%, Ser II ......      124,000          3,410,000
 Sierra Pacific Power Capital I, 8.60% ........       28,000            644,000



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9


=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Premium Dividend Fund I



                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      ------

Utilities (continued)
 Sierra Pacific Power Co., 7.80%, Ser 1
  (Class A) ...................................       50,000         $1,318,750
 South Carolina Electric & Gas Co.,
  6.52% .......................................       50,000          4,887,500
 Southern Union Financing I, 9.48% ............      185,000          4,440,000
 TDS Capital Trust I, 8.50% ...................      164,935          3,473,943
 TDS Capital Trust II, 8.04% ..................      114,400          2,295,150
 TXU Electric Co., $1.875,
  Depositary Shares, Ser A ....................       25,300            623,013
 TXU Electric Co., $7.98 ......................       36,000          3,783,996
 UtiliCorp Capital, L.P., 8.875%, Ser A .......      184,256          4,353,048
 Virginia Electric & Power Co., $7.05 .........       10,000          1,027,500
                                                                     ----------
                                                                     78,365,164
                                                                     ----------
                         TOTAL PREFERRED STOCKS
                            (Cost $145,566,902)      (63.93%)       136,949,978
                                                     -------        -----------
COMMON STOCKS
Utilities (34.32%)
 Alliant Energy Corp. .........................      150,380          4,577,191
 Avista Corp. .................................       45,128          1,838,966
 CH Energy Group, Inc. ........................      127,300          3,866,737
 CMP Group, Inc. ..............................       30,000            873,750
 Consolidated Edison, Inc. ....................       55,000          1,595,000
 DTE Energy Co. ...............................      109,000          3,161,000
 Dominion Resources, Inc. .....................       64,300          2,471,531
 Eastern Enterprises ..........................       50,600          3,029,675
 Florida Progress Corp. .......................       69,000          3,165,375
 Hawaiian Electric Industries, Inc. ...........       27,000            858,938
 Kansas City Power & Light Co. ................       53,000          1,537,000
 KeySpan Corp. ................................       59,000          1,629,875
 LG&E Energy Corp. ............................      104,100          2,381,288
 Montana Power Co. ............................      216,600         13,862,400
 NSTAR ........................................      175,000          7,350,000
 Northern States Power Co. ....................       20,000            397,500
 OGE Energy Corp. .............................      130,000          2,494,375
 Potomac Electric Power Co. ...................      199,000          4,502,375
 Puget Sound Energy, Inc. .....................      216,900          4,812,469
 Reliant Energy, Inc. .........................       93,500          2,191,406
 Sierra Pacific Resources .....................      146,600          1,832,500
 TECO Energy, Inc. ............................      144,000          2,799,000
 WPS Resources Corp. ..........................       28,400            736,625
 Western Resources, Inc. ......................       97,700          1,544,881
                                                                     ----------
                            TOTAL COMMON STOCKS
                             (Cost $61,633,940)      (34.32%)        73,509,857
                                                    --------         ----------


                                    INTEREST        PAR VALUE           MARKET
ISSUER, DESCRIPTION                   RATE        (000s OMITTED)        VALUE
-------------------                 --------      --------------        ------

SHORT-TERM INVESTMENTS
Oil & Gas (1.07%)
 Chevron USA, Inc.,
 Discount Commercial Paper
  04-03-00.........................    5.95%          $2,301         $2,300,106
                                                                   ------------
               TOTAL SHORT-TERM INVESTMENTS           (1.07%)         2,300,106
                                                 -----------       ------------
                          TOTAL INVESTMENTS          (99.32%)       212,759,941
                                                 -----------       ------------
          OTHER ASSETS AND LIABILITIES, NET           (0.68%)         1,444,981
                                                 -----------       ------------
                           TOTAL NET ASSETS         (100.00%)      $214,204,922
                                                 ===========       ============


Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally to qualified insitutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,146,250 or 3.34% of net assets as of March 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - Patriot Premium Dividend Fund I


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital, as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through September 30, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains.

         The Fund has the option and has chosen to retain and pay the applicable federal income tax on $182,089 of its net long-term capital gain for the fiscal year ended September 30, 1999.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A ("DARTS") concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates ranged from 4.03% to 4.85% during the period ended March 31, 2000.

         The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended March 31, 2000, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended March 31, 2000, aggregated $27,640,526 and $30,294,041, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended March 31, 2000.

         The cost of long-term investments owned at March 31, 2000 (including short-term investments) for federal income tax purposes was $209,869,689. Gross unrealized appreciation and depreciation of investments aggregated $19,476,733 and $16,586,481, respectively, resulting in net unrealized appreciation of $2,890,252 for federal tax purposes.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15,1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

Dividend Reinvestment Plan

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston,  Massachusetts 02266-8200
Telephone:  (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 16, 2000, the Annual Meeting of John Hancock Patriot Premium Dividend Fund I (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                              WITHHELD
                                                FOR           AUTHORITY
                                                ---           ---------
Maureen R. Ford                              12,576,668        182,387
Charles L. Ladner                            12,577,988        181,068

         The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 472 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending September 30, 2000, with the votes tabulated as follows: 12,631,706 FOR, 57,928 AGAINST and 69,943 ABSTAINING.

=====================================NOTES======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

================================================================================

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